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                                                                Exhibit 10.14.27

02.24.00 [Unsecured LC Agreement]

                  FIRST AMENDMENT TO LETTER OF CREDIT FACILITY
                           AND REIMBURSEMENT AGREEMENT

            THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of February 25, 2000 (this "Amendment"), by and among XL Insurance Ltd, XL Capital Ltd and XL Mid Ocean Reinsurance Ltd (collectively, the "XL Parties"), MELLON BANK, N.A., DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK and BANK ONE, NA (MAIN OFFICE CHICAGO) as Issuing Banks (the "Issuing Banks") and MELLON BANK, N.A., as Agent (the "Agent").

                              W I T N E S S E T H:

            WHEREAS, the XL Parties, the Issuing Banks and the Agent are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of December 30, 1999 (the "Reimbursement Agreement"), pursuant to which the Issuing Banks have agreed, on the terms and subject to the conditions described therein, to extend credit to certain of the XL Parties by issuing letters of credit for the account of such XL Parties; and

            WHEREAS, the XL Parties have requested the Issuing Banks to make certain additional changes to the Reimbursement Agreement;

            WHEREAS, the Issuing Banks are willing to amend the Reimbursement Agreement as set forth below; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Reimbursement Agreement;

            NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

            SECTION 1. Amendments to Reimbursement Agreement.

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            (a) Section 1.01 of the Reimbursement Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                        "Asset Accumulation Lien" means a Lien on amounts
                  received, and on actual and imputed investment income on such amounts received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Credit Party's or Subsidiary's business as an insurance or reinsurance company or corporate member of Lloyd's or as a provider of financial services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities; provided, that in no case shall an Asset Accumulation Lien secure Indebtedness and any Lien which secures Indebtedness shall not be an Asset Accumulation Lien.

                              "Total Adjusted Funded Debt" shall have the
                  meaning given that term in Section 6.06 hereof.

            (b) Section 5.01 of the Reimbursement Agreement is hereby amended by adding at the end thereof a new paragraph (j) thereof to read as follows:

                              (j) Information Regarding Asset Accumulation
                  Liens. At the time of furnishing each certificate furnished pursuant to paragraph (c) of this Section 5.01, a statement, certified as true and correct by a principal financial officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (A) the aggregate book value of assets which are subject to Asset Accumulation Liens and the aggregate book value of liabilities which are secured by Asset Accumulation Liens (it being understood that the reports required by paragraphs (a) and (b) of this Section 5.01 shall satisfy the requirement of this clause (A) of this paragraph

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                  (j) if such reports set forth separately, in accordance with
                  GAAP, line items corresponding to such aggregate book values) and (B) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital.

            (c) Section 6.03 of the Reimbursement Agreement is hereby amended by deleting the period at the end of paragraph (f) thereof and replacing it with the phrase "; or" and by adding at the end of such Section a new paragraph (g) to read as follows:

                              (g) Asset Accumulation Liens.

            (d) Section 6.06 of the Reimbursement Agreement is hereby amended as follows:

                        6.06. Ratio of Total Adjusted Funded Debt to
                  Consolidated Capital. XL Capital will not permit its ratio of
                  (i) Total Adjusted Funded Debt to (ii) the sum of Total Adjusted Funded Debt plus Consolidated Net Worth to be greater than 0.35 at any time. As used herein, the term "Total Adjusted Funded Debt" shall mean, at any time, the sum of (x) Total Funded Debt at such time plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are not secured by marketable securities with a value at least equal to the face amount of such letters of credit) issued for the account of, or guaranteed by, XL Capital or any of its Consolidated Subsidiaries at such time (irrespective of whether the beneficiary thereof is an Affiliate).

            SECTION 2. Conditions to Effectiveness. This First Amendment shall become effective upon the execution and delivery hereof by the XL Parties, the Required Issuing Banks and the Agent.

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            SECTION 3. Effect of Amendment. The Reimbursement Agreement, as
amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

            SECTION 4. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

            SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

XL INSURANCE LTD, as an Account Party and a Guarantor

By: /s/ Clive R. Tobin
    --------------------------
      (Signature)
Name: Clive R. Tobin
      ------------------------
Title: President
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XL MID OCEAN REINSURANCE LTD, as an Account Party and a Guarantor

By: /s/ Henry C.V. Keeling
    --------------------------
      (Signature)
Name: Henry C.V. Keeling
      ------------------------
Title: President
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XL CAPITAL LTD, as a Guarantor

By: /s/ Brian M. O'Hara
    --------------------------
      (Signature)
Name: Brian M. O'Hara
      ------------------------
Title: President & CEO
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MELLON BANK, N.A., as an Issuing Bank and as Agent

By: /s/ Karla Maloof
    --------------------------
      (Signature)
Name: Karla Maloof
      ------------------------
Title: Vice President
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DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES,
as an Issuing Bank

By: /s/ John S. McGill
    --------------------------
      (Signature)
Name: John S. McGill
      ------------------------
Title: Director
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By: /s/ Alan Krouk
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      (Signature)
Name: Alan Krouk
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Title: Assitant Vice President
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FIRST UNION NATIONAL BANK, as an Issuing Bank

By: /s/ Robert C. Mayer, Jr.
   -------------------------
      (Signature)
Name: Robert C. Mayer, Jr.
      --------------------
Title: Senior Vice President
       --------------------


FLEET NATIONAL BANK, as an Issuing Bank

By: /s/ Anson Harris
    --------------------------
      (Signature)
Name: Anson Harris
      ------------------------
Title: Vice President
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BANK ONE, NA (MAIN OFFICE CHICAGO), as an Issuing Bank

By: /s/ Gretchen Roetzer
    --------------------------
      (Signature)
Name: Gretchen Roetzer
      ------------------------
Title: Corporate Banking Officer
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